EXHIBIT 99.1

23andMe Announces FDA Clearance of IND Application for its Dual Mechanism Antibody, 23ME-01473, Targeting ULBP6

●23ME-01473 (‘1473) seeks to treat cancer by restoring anti-tumor immunity through NK and T cells

●‘1473 has dual mechanisms of blocking the immunosuppressive effects of soluble ULBP6, and inducing Fc receptor-mediated killing of ULBP6-expressing cancer cells through enhanced effector function

●Phase 1 clinical study in patients with solid tumors to commence in H1 2024

●The target for ‘1473 was discovered through 23andMe’s proprietary research platform, the world's largest recontactable database of de-identified human genetic and phenotypic information

SOUTH SAN FRANCISCO, CALIF., January 31, 2024 - 23andMe Holding Co. (Nasdaq: ME) (23andMe), a leading human genetics and biopharmaceutical company, announced the U.S. Food and Drug Administration (FDA) has cleared the investigational new drug application for 23ME-01473 (‘1473), a natural killer (NK) cell activator intended to treat cancer. 23andMe plans to evaluate ‘1473 in participants with advanced solid tumors in a Phase 1 clinical study beginning in the first half of 2024.

‘1473 targets ULBP6 to restore anti-tumor immunity through NK and T cells. ULBPs are stress-induced ligands found on the surface of cancer cells that bind to their receptor, NKG2D, on NK and T cells. Cancers escape immune cell recognition by shedding ULBP ligands from their cell surface, which act as immunosuppressive molecular decoys.

Blocking the binding of soluble ULBP6 to NKG2D may restore immune cell recognition and killing of cancers. Further, ‘1473 is Fc-effector enhanced, which provides an additional mechanism for NK cells to induce cell death of ULBP6-expressing cancer cells.

'1473 also has the potential to address a major unmet need in cancer treatment: patients who may have or may develop tumor resistance to checkpoint inhibitors. By combining NK and T cell activation, '1473 may initiate a broader and deeper response of the immune system to kill cancer cells, and delay tumor resistance seen in treatment with traditional checkpoint inhibitors.

“This program further validates the 23andMe database as a proven resource for identifying novel therapeutic targets,” said Jennifer Low, Head of Therapeutics Development, 23andMe. “The team is excited to initiate our next immuno-oncology program, ‘1473, which is particularly interesting given its two mechanisms of action, which may synergize to enhance NK and T cell immunity against certain tumors.”

About 23andMe
23andMe is a genetics-led consumer healthcare and biopharmaceutical company empowering a healthier future. For more information, please visit www.23andMe.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the future plans of 23andMe’s therapeutics business. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding 23andMe’s strategy, the plans for and results of its clinical trials and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," “predicts,” "continue," "will," “schedule,” and "would" or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, 23andMe undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Contacts:
Media: press@23andMe.com
Investors: Ian Cooney, ianc@23andMe.com; investors@23andMe.com